                                                                    EXHIBIT 24.1

                          DIRECTOR'S POWER OF ATTORNEY
                                (2002 Form 10-K)


         The undersigned director of Renaissance Learning, Inc. designates each of Terrance D. Paul and Steven A. Schmidt, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 14th day of January, 2003.



                                 /s/  Judith A. Paul
                                 -------------------------------------
                                 Judith A. Paul

                          DIRECTOR'S POWER OF ATTORNEY
                                (2002 Form 10-K)


         The undersigned director of Renaissance Learning, Inc. designates each of Terrance D. Paul and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 29th day of January, 2003.



                                 /s/  John R. Hickey
                                 -------------------------------------
                                 John R. Hickey

                          DIRECTOR'S POWER OF ATTORNEY
                                (2002 Form 10-K)


         The undersigned director of Renaissance Learning, Inc. designates each of Terrance D. Paul and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 15th day of January, 2003.



                                 /s/  Michael H. Baum
                                 -------------------------------------
                                 Michael H. Baum

                          DIRECTOR'S POWER OF ATTORNEY
                                (2002 Form 10-K)


         The undersigned director of Renaissance Learning, Inc. designates each of Terrance D. Paul and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 13th day of January, 2003.



                                 /s/  Timothy P. Welch
                                 -------------------------------------
                                 Timothy P. Welch

                          DIRECTOR'S POWER OF ATTORNEY
                                (2002 Form 10-K)


         The undersigned director of Renaissance Learning, Inc. designates each of Terrance D. Paul and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 14th day of January, 2003.



                                 /s/  John H. Grunewald
                                 -------------------------------------
                                 John H. Grunewald

                          DIRECTOR'S POWER OF ATTORNEY
                                (2002 Form 10-K)


         The undersigned director of Renaissance Learning, Inc. designates each of Terrance D. Paul and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 15th day of January, 2003.



                                 /s/  Gordon H. Gunnlaugsson
                                 -------------------------------------
                                 Gordon H. Gunnlaugsson

                          DIRECTOR'S POWER OF ATTORNEY
                                (2002 Form 10-K)


         The undersigned director of Renaissance Learning, Inc. designates each of Terrance D. Paul and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 14th day of January, 2003.



                                 /s/  Harold E. Jordan
                                 -------------------------------------
                                 Harold E. Jordan

                          DIRECTOR'S POWER OF ATTORNEY
                                (2002 Form 10-K)


         The undersigned director of Renaissance Learning, Inc. designates each of Terrance D. Paul and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 14th day of January, 2003.



                                 /s/  Addison L. Piper
                                 -------------------------------------
                                 Addison L. (Tad) Piper